                                                                   EXHIBIT 23.01


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-53805 and 333-86997) of Atlantic Data Services, Inc. of our report dated April 23, 2001, relating to the financial statements and financial statement schedule, which appears in this Form 10-K.




/s/PricewaterhouseCoopers LLP

Boston, Massachusetts
June 20, 2001